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                                                                  EXHIBIT 10.134


This instrument prepared by
and return after recording to:
Larry R. Stout
Post Office Box 15200
Daytona Beach, Florida 32115


                          PROMISSORY NOTE AND MORTGAGE
                             MODIFICATION AGREEMENT

THIS AGREEMENT entered into as of December 31, 1998, by and between SouthTrust Bank, National Association, whose mailing address is 100 East New York Avenue, DeLand, Florida 32724 (hereinafter referred to as the "Mortgagee"), and Display Technologies, Inc., a Nevada corporation (formerly known as La-Man Corporation, a Nevada corporation) and Don Bell Industries, Inc., a Florida corporation (hereinafter collectively referred to as "Mortgagors"), whose mailing address is 5029 Edgewater Drive, Orlando, Florida 32810 and 365 Oak Place, Port Orange, Florida 32127, respectively.

     WHEREAS, the Mortgagors executed and delivered certain promissory notes, real estate mortgages, and related loan documents particularly described below in favor of the Mortgagee, as follows:

     A. That certain revolving line-of-credit promissory note heretofore executed in favor of the Mortgagee from the Mortgagor, La-Man Corporation, in the original principal sum of $1,300,000 dated as of August 1, 1997 (the "$1,300,000 Note") secured by a mortgage and security agreement of even effective date therewith in favor of the Mortgagee and recorded September 2, 1997 in Official Records Book 4230 at Page 4153, Public Records of Volusia County, Florida; (the "August 1, 1997 loan"); and

     B. That certain revolving line-of-credit promissory note heretofore executed in favor of the Mortgagee from the Mortgagor, La-Man Corporation, in the original principal sum of up to $200,000 dated as of November 11, 1998 (the "$200,000 Note") secured by that second mortgage dated November 11, 1998 and recorded December 1, 1998 in Official Records Book 4372 at Page 4024, Public Records of Volusia County, Florida; (the "November 11, 1998 loan") and

     C. Together with any and all other documents, guaranties, mortgagee title policies and endorsements, instruments, or certificates evidencing, or otherwise relating to, securing payment of, or pertaining to the August 1, 1997 loan and the November 11, 1998 loan.
The instruments and documents listed in Recitals A through C are herein referred to in the aggregate as the Loan Documents.

     WHEREAS, the payment and performance of the $1,300,000 Note and the $200,000 Note is guaranteed by Don Bell Industries, Inc., a Florida corporation; Don Bell Industries of Nevada, Inc.,

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a Nevada corporation; Nevada SEMCO, Inc., a Nevada corporation; J. M. Stewart,
Corporation, a Florida corporation; J. M. Stewart Industries, Inc., a Florida corporation; Certified Maintenance Service, Inc., a Florida corporation; and Vision Trust Marketing, Inc., a Florida corporation; all jointly and severally; and

     WHEREAS, with the name change of the Mortgagor, Display Technologies, Inc., as stated above, a newly formed subsidiary of said Mortgagor named "La-Man Corporation", was recently incorporated in the State of Nevada, and said corporation will be added as a guarantor in the Loan Documents by this instrument as fully and completely as if originally included with the other guarantors named above; and

     WHEREAS, the parties hereto wish to extend the final maturity dates of the $1,300,000 Note and the $200,000 Note from October 1, 1999 to October 1, 2000.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand paid by each party to the other, the receipt of which is hereby acknowledged, and in further consideration of the covenants herein contained to be performed, the parties hereto covenant and agree as follows:

1. The parties agree and understand that the final maturity date of the $1,300,000 Note and the $200,000 Note is extended from October 1, 1999 to October 1, 2000.

2. La-Man Corporation, a Nevada corporation, as the newly formed subsidiary of the Mortgagor, Display Technologies, Inc., hereby joins in and consents to its inclusion s a Guarantor (as that terms is used and defined in the Loan Documents) by this instrument as fully and completely as if originally included with the other Guarantors named above in all of the Loan Documents, intending to be fully bound by all such provisions.

3. Except for the extension of the maturity dates of the $1,300,000 Note and the $200,000 Note as provided above, all other terms, provisions, obligations and covenants of the aforesaid Loan Documents are hereby ratified, confirmed, and acknowledged by the Mortgagor to be in full force and effect, and no provision of this Agreement, shall be deemed or construed to impair the security or lien of the Loan Documents or impair any rights, powers or remedies which the Mortgagee may have in the event of any default under the $1,300,000 Note, the $200,000 Note, the Loan Documents, or any related security instrument. It is further certified by the Mortgagor that it is the owner of all of the real property encumbered by the lien of the Loan Documents held by the Mortgagee and that there are no claims or liens against said mortgaged real property except taxes for the year 1999 which are not due nor delinquent. The Mortgagor has no defense, counterclaim or setoff to the indebtedness owed under the $1,300,000 Note or the $200,000 Note or any instrument securing payment of the same contained in the Loan Documents or in this Agreement.

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IN WITNESS WHEREOF, the parties have hereunto executed this instrument on the respective dates shown below as of December 31, 1998.

WITNESSES:                             MORTGAGEE:

-----------------------------------    SouthTrust Bank, National Association:
Signature of first witness

                                       By: /s/ Michael J. Opalewski
-----------------------------------        ------------------------------------
Printed name of first witness          Michael J. Opalewski
                                       Executive Vice President

-----------------------------------
Signature of second witness

-----------------------------------
Printed name of second witness

WITNESSES:                             MORTGAGORS:

-----------------------------------    Display Technologies, Inc.:
Signature of first witness

                                       By: /s/ J. William Brandner
-----------------------------------        ------------------------------------
Printed name of first witness          J. William Brandner, Its President


                                       Don Bell Industries, Inc.:
-----------------------------------
Signature of second witness

                                       By: /s/ J. William Brandner
-----------------------------------        ------------------------------------
Printed name of second witness         J. William Brandner,  Its Vice President


                       CONSENT AND JOINDER OF GUARANTORS

Each of the undersigned Guarantors consents to and joins in the extension of the maturity date of $1,300,000 Note and the $200,000 Note from October 1, 1999 to October 1, 2000 as set forth in the foregoing instrument.

WITNESSES as to all Guarantors:        GUARANTORS:

                                       Vision Trust Marketing, Inc.
-----------------------------------
Signature of first witness

                                       By: /s/ J. William Brandner
-----------------------------------        ------------------------------------
Printed name of first witness          J. William Brandner, Its President


                                       Don Bell Industries of Nevada, Inc.
-----------------------------------
Signature of second witness

                                       By: /s/ J. William Brandner
-----------------------------------        ------------------------------------
Printed name of second witness         J. William Brandner,  Its Vice President

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                                       GUARANTORS (CONTINUED):

La-Man Corporation                     Nevada SEMCO, Inc.

By: /s/ J. William Brandner            By: /s/ J. William Brandner
    -------------------------------        ------------------------------------
J. William Brandner                    J. William Brandner,  Its Vice President
Its Chairman


J. M. Stewart Industries, Inc.         J. M. Stewart, Corporation
By: /s/ J. William Brandner            By: /s/ J. William Brandner
    -------------------------------        ------------------------------------
J. William Brandner,                   J. William Brandner,  Its Vice President
Its Vice President


Certified Maintenance Service, Inc.
By: /s/ J. William Brandner
    -------------------------------
J. William Brandner
Its Vice President


STATE OF FLORIDA
COUNTY OF ORANGE

The foregoing instrument was acknowledged before me on December 31, 1998 by J. William Brandner as the:

(1)  President of Display Technologies, Inc., a Nevada corporation;
(2)  President of Vision Trust Marketing, Inc., a Florida corporation;
(3)  Vice President of Don Bell Industries, Inc., a Florida corporation;
(4) Vice President of Don Bell Industries of Nevada, Inc., a Nevada corporation;
(5)  Vice President of Nevada SEMCO, Inc., a Nevada corporation;
(6)  Vice President of J. M. Stewart, Corporation, a Florida corporation;
(7) Vice President of Certified Maintenance Service, Inc., a Florida corporation;
(8)  Vice President of J. M. Stewart Industries, Inc., a Florida corporation;
     and
(9)  Chairman of La-Man Corporation, a Nevada corporation;

on behalf of each corporation. He is (check one) [_] personally known to me or [_] has produced his Florida driver's license as identification.


-----------------------------------------
Notary Public, State of Florida at Large

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STATE OF FLORIDA
COUNTY OF VOLUSIA

The foregoing instrument was acknowledged before me on _____________________ by Michael J. Opalewski as Executive Vice President of SouthTrust Bank, National Association, on behalf of the national banking association. He is (check one) [_] personally known to me or [_] has produced his Florida driver's license as identification.


-----------------------------------------
Notary Public, State of Florida at Large

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